			Exhibit 99.1
Haemonetics Corporation Financial Summary
(Unaudited data in thousands, except per share data)
Consolidated Statements of Income for the Fourth Quarter of FY13 and FY12

	3/30/2013	3/31/2012	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
Net revenues	$249,942	$186,670	33.9%
Gross profit	123,140	94,612	30.2%

R&D	17,818	8,611	106.9%
S,G&A	87,614	65,041	34.7%
Operating expenses	105,432	73,652	43.1%

Operating income	17,708	20,960	(15.5)%

Other income (expense), net	(3,022)	369

Income before taxes	14,686	21,329	(31.1)%

Tax expense	2,125	3,524	(39.7)%

Net income	$12,561	$17,805	(29.5)%

Net income per common share assuming dilution	$0.24	$0.35	(31.4)%

Weighted average number of shares:
Basic	51,304	50,457
Diluted	52,199	51,355

Profit Margins:			Inc/(Dec) vs prior year profit margin %
Gross profit	49.3%	50.7%	(1.4)%
R&D	7.1%	4.6%	2.5%
S,G&A	35.1%	34.8%	0.3%
Operating income	7.1%	11.2%	(4.1)%
Income before taxes	5.9%	11.4%	(5.5)%
Net income	5.0%	9.5%	(4.5)%

Haemonetics Corporation Financial Summary
(Unaudited data in thousands, except per share data)
Consolidated Statements of Income for FY13 and FY12

	3/30/2013	3/31/2012	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
Net revenues	$891,990	$727,844	22.6%
Gross profit	428,131	369,240	15.9%

R&D	48,641	36,801	32.2%
S,G&A	323,053	245,261	31.7%
Contingent consideration income	—	(1,580)	(100.0)%
Operating expenses	371,694	280,482	32.5%

Operating income	56,437	88,758	(36.4)%

Other income (expense), net	(6,540)	740

Income before taxes	49,897	89,498	(44.2)%

Tax expense	11,097	22,612	(50.9)%

Net income	$38,800	$66,886	(42.0)%

Net income per common share assuming dilution	$0.74	$1.30	(43.1)%

Weighted average number of shares:
Basic	51,349	50,727
Diluted	52,259	51,590

Profit Margins:			Inc/(Dec) vs prior year profit margin %
Gross profit	48.0%	50.7%	(2.7)%
R&D	5.5%	5.1%	0.4%
S,G&A	36.2%	33.7%	2.5%
Operating income	6.3%	12.2%	(5.9)%
Income before taxes	5.6%	12.3%	(6.7)%
Net income	4.3%	9.2%	(4.9)%

Revenue Analysis for the Fourth Quarter and FY13 and FY12
(Unaudited data in thousands)

	Three Months Ended
	3/30/2013	3/31/2012	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
Revenues by geography
United States	$130,119	$87,485	48.7%
International	119,823	99,185	20.8%
Net revenues	$249,942	$186,670	33.9%

Disposable revenues

Plasma disposables	$68,243	$61,855	10.3%

Blood center disposables
Platelet	44,024	44,058	(0.1)%
Red cell	13,994	12,358	13.2%
Whole blood	54,922	—	100.0%
	112,940	56,416	100.2%
Hospital disposables
Surgical	17,544	17,338	1.2%
OrthoPAT	7,954	8,382	(5.1)%
Diagnostics	7,160	6,132	16.8%
	32,658	31,852	2.5%

Subtotal	213,841	150,123	42.4%

Software solutions	18,597	19,349	(3.9)%
Equipment & other	17,504	17,198	1.8%
Net revenues	$249,942	$186,670	33.9%

	Year Ended
	3/30/2013	3/31/2012	% Inc/(Dec)
	As Reported	As Reported	vs Prior Year
Revenues by geography
United States	$454,874	$352,160	29.2%
International	437,116	375,684	16.4%
Net revenues	$891,990	$727,844	22.6%

Disposable revenues

Plasma disposables	$268,900	$258,061	4.2%

Blood center disposables
Platelet	169,602	167,946	1.0%
Red cell	49,733	48,034	3.5%
Whole blood	138,436	—	100.0%
	357,771	215,980	65.7%
Hospital disposables
Surgical	73,508	66,619	10.3%
OrthoPAT	30,230	31,186	(3.1)%
Diagnostics	27,356	23,087	18.5%
	131,094	120,892	8.4%

Subtotal	757,765	594,933	27.4%

Software solutions	69,952	70,557	(0.9)%
Equipment & other	64,273	62,354	3.1%
Net revenues	$891,990	$727,844	22.6%

Consolidated Balance Sheets

	As of
	3/30/2013	3/31/2012

Assets
Cash and cash equivalents	$179,120	$228,861
Accounts receivable, net	170,111	135,464
Inventories, net	183,784	117,163
Other current assets	63,950	45,641
Total current assets	596,965	527,129
Net PP&E	256,953	161,657
Other assets	607,953	222,349

Total assets	$1,461,871	$911,135

Liabilities & Stockholders' Equity
Short term debt & current maturities	$23,150	$894
Other current liabilities	156,648	129,850
Total current liabilities	179,798	130,744
Long-term debt	456,944	2,877
Other long-term liabilities	55,947	44,883
Stockholders' equity	769,182	732,631

Total liabilities & stockholders' equity	$1,461,871	$911,135

Free Cash Flow Reconciliation

	Three Months Ended
	3/30/2013	3/31/2012

GAAP cash flow from operations	$27,541	$33,975

Capital expenditures	(12,503)	(16,239)
Proceeds from sale of property, plant and equipment	678	485
Net investment in property, plant and equipment	(11,825)	(15,754)

Free cash flow after restructuring and transformation costs	15,716	18,221

Restructuring and transformation costs	8,322	3,088

Free cash flow before restructuring and transformation costs	$24,038	$21,309

	Year Ended
	3/30/2013	3/31/2012

GAAP cash flow from operations	$85,073	$115,318

Capital expenditures	(62,188)	(53,198)
Proceeds from sale of property, plant and equipment	1,968	1,002
Net investment in property, plant and equipment	(60,220)	(52,196)

Free cash flow after restructuring and transformation costs	24,853	63,122

Restructuring and transformation costs	44,979	12,336

Free cash flow before restructuring and transformation costs	$69,832	$75,458

Haemonetics Corporation Financial Summary
Reconciliation of Non-GAAP Measures

Haemonetics has presented supplemental non-GAAP financial measures as part of this earnings release. A reconciliation is provided below that reconciles each non-GAAP financial measure with the most comparable GAAP measure. The presentation of non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the most directly comparable GAAP measures. There are material limitations to the usefulness of non-GAAP measures on a standalone basis, including the lack of comparability to the GAAP financial results of other companies.

These measures are used by management to monitor the financial performance of the business, make informed business decisions, and forecast future results. Performance targets for management are established based upon these non-GAAP measures. In the reconciliations below, we have removed restructuring and transformation costs and certain cost of goods sold related to the acquisition of Pall's Transfusion Medicine Business (“Whole Blood Acquisition”) from our GAAP expenses. Our restructuring and transformation costs in fiscal 2013 are principally related to transaction and integration expenses associated with the Whole Blood Acquisition, as well as asset write-downs and other costs associated with exiting research and development activities related to operations originally acquired from Arryx, Inc. The cost of goods sold removed from GAAP expenses related to the Whole Blood Acquisition are mainly driven by the increase in fair value of acquired whole blood inventory required under purchase accounting standards. Additionally, a $7 million reserve for estimated inventory write-offs related to a whole blood Y connector quality issue was removed from GAAP cost of goods sold. We believe this information is useful for investors because it allows for an evaluation of the Company with a focus on the performance of our core operations.

Non-GAAP Gross Profit
The use of these non-GAAP measures allows management to monitor the level of total gross profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.

Non-GAAP S,G&A and Non-GAAP Operating Expenses
The use of this non-GAAP measure allows management to monitor the ongoing level of spend that is necessary to support the business in a period when we are not transforming our business or completing an acquisition of in-process research and development. We establish our budgets, forecasts, and performance targets excluding these costs.

Non-GAAP Operating Income and Non-GAAP Income Before Income Taxes
The use of these non-GAAP measures allows management to monitor the level of operating and total pre-tax profits without the costs of our business transformation. We establish our budgets, forecasts, and performance targets on this basis.

Non-GAAP Net Income and Earnings per Share
The use of these non-GAAP measures allows management to monitor the level of net income and earnings per share excluding both the costs of our business transformation, as well as any related tax effects. We establish our budgets, forecasts, and performance targets on this basis.

Reconciliation of Non-GAAP Measures for the Fourth Quarter of FY13 and FY12

	Three Months Ended
	3/30/2013	3/31/2012
Non-GAAP gross profit
GAAP gross profit	$123,140	$94,612
Whole blood acquisition cost of good sold adjustment	532	—
Whole blood Y connector inventory reserves	984	—
Restructuring and transformation costs	(428)	167
Non-GAAP gross profit	$124,228	$94,779

Non-GAAP R&D
GAAP R&D	$17,818	$8,611
Restructuring and transformation costs	(5,218)	(962)
Non-GAAP R&D	$12,600	$7,649

Non-GAAP S,G&A
GAAP S,G&A	$87,614	$65,041
Restructuring and transformation costs	(10,963)	(4,998)
Non-GAAP S,G&A	$76,651	$60,043

Non-GAAP operating expenses
GAAP operating expenses	$105,432	$73,652
Restructuring and transformation costs	(16,181)	(5,960)
Non-GAAP operating expenses	$89,251	$67,692

Non-GAAP operating income
GAAP operating income	$17,708	$20,960
Restructuring and transformation costs	17,269	6,127
Non-GAAP operating income	$34,977	$27,087

Non-GAAP income before taxes
GAAP income before taxes	$14,686	$21,329
Restructuring and transformation costs	17,269	6,127
Non-GAAP income before taxes	$31,955	$27,456

Non-GAAP net income
GAAP net income	$12,561	$17,805
Restructuring and transformation costs	17,269	6,127
Tax benefit associated with non-GAAP items	(4,766)	(3,282)
Non-GAAP net income	$25,064	$20,650

Non-GAAP net income per common share assuming dilution
GAAP net income per common share assuming dilution	$0.24	$0.35
Non-GAAP items after tax per common share assuming dilution	$0.24	$0.05
Non-GAAP net income per common share assuming dilution	$0.48	$0.40

Presented below are additional Constant Currency performance measures. We measure different components of our business at constant currency. We believe this information is useful for investors because it allows for an evaluation of the Company without the effect of changes in foreign exchange rates. These results convert our local foreign currency operating results to the US Dollar at constant exchange rates of 0.833 Euro to 1.00 US Dollar and 110 Yen to 1.00 US Dollar. They also exclude the results of our foreign currency hedging program described in Note 7 to our consolidated financial statements in our Form 10-K.

	Three Months Ended
	3/30/2013	3/31/2012
Non-GAAP revenues
GAAP revenue	$249,942	$186,670
Foreign currency effects	(13,250)	(14,614)
Non-GAAP revenue - constant currency	$236,692	$172,056

Non-GAAP net income
Non-GAAP net income, adjusted for restructuring and transformation costs	$25,064	$20,650
Foreign currency effects	(7,105)	(6,401)
Income tax associated with foreign currency effects	1,532	1,586
Non-GAAP net income - constant currency	$19,491	$15,835

Non-GAAP net income per common share assuming dilution
Non-GAAP net income per common share assuming dilution, adjusted for restructuring and transformation costs	$0.48	$0.40
Foreign currency effects after tax per common share assuming dilution	$(0.11)	$(0.09)
Non-GAAP net income per common share assuming dilution - constant currency	$0.37	$0.31

Reconciliation of Non-GAAP Measures for FY13 and FY12

	Year Ended
	3/30/2013	3/31/2012
Non-GAAP gross profit
GAAP gross profit	$428,131	$369,240
Whole blood acquisition cost of good sold adjustment	15,715	—
Whole blood Y connector inventory reserves	7,046	—
Restructuring and transformation costs	(428)	1,510
Non-GAAP gross profit	$450,464	$370,750

Non-GAAP R&D
GAAP R&D	$48,641	$36,801
Restructuring and transformation costs	(8,345)	(2,864)
Non-GAAP R&D	$40,296	$33,937

Non-GAAP S,G&A
GAAP S,G&A	$323,053	$245,261
Restructuring and transformation costs	(41,780)	(14,947)
Non-GAAP S,G&A	$281,273	$230,314

Non-GAAP operating expenses
GAAP operating expenses	$371,694	$280,482
Restructuring and transformation costs	(50,125)	(17,811)
Contingent consideration income	—	1,580
Non-GAAP operating expenses	$321,569	$264,251

Non-GAAP operating income
GAAP operating income	$56,437	$88,758
Restructuring and transformation costs	72,458	19,321
Contingent consideration income	—	(1,580)
Non-GAAP operating income	$128,895	$106,499

Non-GAAP income before taxes
GAAP income before taxes	$49,897	$89,498
Restructuring and transformation costs	72,458	19,321
Contingent consideration income	—	(1,580)
Non-GAAP income before taxes	$122,355	$107,239

Non-GAAP net income
GAAP net income	$38,800	$66,886
Restructuring and transformation costs	72,458	19,321
Contingent consideration income	—	(1,580)
Tax benefit associated with non-GAAP items	(21,816)	(6,227)
Non-GAAP net income	$89,442	$78,400

Non-GAAP net income per common share assuming dilution
GAAP net income per common share assuming dilution	$0.74	$1.30
Non-GAAP items after tax per common share assuming dilution	$0.97	$0.22
Non-GAAP net income per common share assuming dilution	$1.71	$1.52

Presented below are additional Constant Currency performance measures. We measure different components of our business at constant currency. We believe this information is useful for investors because it allows for an evaluation of the Company without the effect of changes in foreign exchange rates. These results convert our local foreign currency operating results to the US Dollar at constant exchange rates of 0.833 Euro to 1.00 US Dollar and 110 Yen to 1.00 US Dollar. They also exclude the results of our foreign currency hedging program described in Note 7 to our consolidated financial statements in our Form 10-K.

	Year Ended
	3/30/2013	3/31/2012
Non-GAAP revenues
GAAP revenue	$891,990	$727,844
Foreign currency effects	(57,670)	(54,720)
Non-GAAP revenue - constant currency	$834,320	$673,124

Non-GAAP net income
Non-GAAP net income, adjusted for restructuring, transformation costs and contingent consideration income	$89,442	$78,400
Foreign currency effects	(26,703)	(19,694)
Income tax associated with foreign currency effects	7,183	5,215
Non-GAAP net income - constant currency	$69,922	$63,921

Non-GAAP net income per common share assuming dilution
Non-GAAP net income per common share assuming dilution, adjusted for restructuring, transformation costs and contingent consideration income	$1.71	$1.52
Foreign currency effects after tax per common share assuming dilution	$(0.37)	$(0.28)
Non-GAAP net income per common share assuming dilution - constant currency	$1.34	$1.24

Restructuring and Transformation Costs
(in thousands)

GAAP results include the following items which are excluded from adjusted results.

	Three Months Ended
	3/30/2013	3/31/2012
Whole Blood Acquisition Cost of Goods Sold	$532	$—

Integration	8,195	—

Y-Connector	984	—

Restructuring and Transformation	2,760	2,774

HS Core Claims	(37)	(1,097)

Transaction Costs	45	4,450

Arryx Disposition	4,791	—

Contingent Consideration	—	—

Total	$17,270	$6,127

	Twelve Months Ended
	3/30/2013	3/31/2012
Whole blood acquisition cost of goods sold	$15,715	$—

Integration	34,147	—

Y-Connector	7,046	—

Restructuring and Transformation	5,445	11,759

HS Core Claims	(1,041)	3,112

Transaction Costs	3,181	4,450

Arryx Disposition	7,964	—

Contingent Consideration	—	(1,580)

Total	$72,457	$17,741